Dear Shareholders:
-------------------------------------------------------------------------------
   Lexington Small Cap Asia Growth Fund had a total return of 36.38%* for the six month period ended June 30, 1999. This compares with a total return of 40.62% for the average Asia fund monitored by Lipper, Inc. and a gain of 49.96% for the unmanaged Morgan Stanley Capital International All Country Far-East Ex-Japan Index.

Portfolio Review
   The Asia ex-Japan equity markets significantly outperformed global equity markets, with a return of 44.3% in U.S. dollar terms. Since the beginning of the year, regional stock markets, including China, have shown strong performances amidst higher turnover as the result of lower interest rates and healthy current account surpluses. The Chinese government is expected to announce more aggressive measures to boost domestic demand after the latest 1% interest rate cut on June 10, which has benefited China-related stocks. Over the past six months, the Shanghai and Shenzhen "B' share stock markets soared 104.1% and 120.7%, respectively.

   Korea, the first country to recover from Asia's turmoil, showed a 57% rise in its stock market in the first half of 1999. Meanwhile, the Philippines and Indonesia, which have benefited from liquidity inflows and improved sentiment, increased 66.3% and 26.3%, respectively. The markets in Thailand, Malaysia, and Singapore enjoyed even sharper rises in the first few months of 1999, but retreated somewhat in June. Shares in Malaysia ended the half year 38.4% higher as the result of rising domestic liquidity. Singapore and Thailand rose 55.6% and 46.6%, respectively, benefiting from lower interest rates and the recovery in domestic exports.

   Hong Kong, affected by its currency peg system, is expected to be the slowest to recover from deflationary pressures. However, sentiment towards China-related equities continue to be boosted by expectations that the Chinese government will further relax its fiscal policy and increase liquidity to boost domestic demand in the near term. Hong Kong "H' shares outperformed their counterparts in Hong Kong, rising 55.6%, compared to an increase of 34.7% in the blue chip Hang Seng Index. We believe that Hong Kong is still well positioned to benefit from an economic recovery in China. In Taiwan, shares rose 32.4%, helped by a rise in exports and a strong performance in the electronics sector.

   During the period under review, we reduced the Fund's significant overweight exposure in Singapore from 26.3% at the end of December 1998 to 9.0% as the result of the significant appreciation in share prices. Similarly, positions in Korea, Thailand, and China were also lowered. Signs of stabilizing economic conditions meant that we increased the Fund's portfolio's exposure to Hong Kong, China and Taiwan.

   In addition, we have begun rebuilding the Fund's positions in Malaysia and Indonesia where economic fundamentals, the political situation, and social stability are improving. In view of the expected recovery in Asian economies, the Fund's share holdings in Australia were sold as we expect higher returns from investing in companies within Asia. The Fund's cash level was relatively high at 18.4% on June 30, 1999 due to two large subscriptions during the last two days of the period under review.

   The Fund has continued its strategy of concentrating the portfolio in the economies with stronger economic fundamentals and more liquid shares in the region. A more stable economic and political outlook means that shares in other countries that are facing prospects for an economic recovery will continue to be accumulated.

Market Outlook
   We believe that Asia's growth will resume. The economic recovery in the region is both cyclical and structural. The Asian economies' fundamental drivers remain intact. These include high literacy rates of an average of 86%, low per capita income, high underlying economic growth of between 2.4% and 6.0% for the year 2000, and cheap labor. The crisis in the region was the result of cheap and plentiful capital in the 1990s. Rapid adjustment has been seen in most countries. The consolidation that is underway is resulting in a significant and speedy clearing process, similar to that in the U.S. in the early 1990s. Current account surpluses and lower interest rates are expected to lead to a recovery in consumption and economic activity.

   Structural adjustments are also underway. Banking regulatory systems have been substantially improved in many countries and mechanisms to resolve banking failures have been put into place. In many instances, central banks have been given greater independence and viable policy frameworks are being formulated. In addition, trade, investment, and industry reforms are being accelerated. Many of the corporations in Asia are increasingly focusing on consolidating and creating value within their businesses.

   The region's cyclical and structural adjustments are expected to lead to a boost in corporate earnings, a smoothing in the Asian business cycle, and a decoupling in performance with the developed stock markets. These imply that the risk/reward profile will become more attractive, resulting in higher returns and lower risk. We believe that Asia has the potential to become a serious asset class that provides genuine diversification of risk from the developed markets.

   We do not believe that the rapid recovery being witnessed in Asia will prompt complacency. This is because economic recovery assists in:
  a. closing the price gap between buyers and sellers,
  b. the clearing process, which will continue, and
  c. restructuring and reform, especially those involving redundancies. In Korea, for example, the unemployment rate has eased as workers are able to find alternative jobs more easily.

   More competition and properly priced capital should inevitably lead to better investment decisions in the region. Indeed, some countries, such as Singapore and the Philippines, were already liberalizing their economies before the onset of the Asian crisis. Remarkably, China is learning from its neighbors and is accelerating its own domestic reforms.

   Despite the strong rebound in the Asian stock markets over the past six months, we believe that the uptrend will continue. This is because the region is undergoing a cyclical recovery. We believe that the countries and companies that are most committed to reform will enjoy the fastest recovery prospects. Careful stock selection is required to maximize the opportunities arising from Asia's cyclical uptrend within the region's long-term growth prospects. In addition, global funds have yet to make re-allocations to Asia ex-Japan. We believe that regional markets have the potential to move higher when this happens, in view of the small size of these markets relative to the developed stock markets. The Federal Reserve's move from a tightening to a neutral bias after its 25-basis point increase in the Federal Funds rate on June 30 is also encouraging for financial markets.

   We have reduced the Fund's overweight positions in Singapore, Korea and Thailand over the past quarter, in favor of the recovering economies in Hong Kong, China, Malaysia, and Indonesia. The Fund's weightings in Taiwan have also been increased amidst the accumulation of trade surpluses and a bottoming in economic activity in the country. The Fund currently has overweight positions in Hong Kong, China, Malaysia, Thailand and Indonesia.

   Stock selection is focused on reasonably-priced companies in Asia that are well-managed, are adjusting to the new environment, willing to restructure their operations, and are benefiting from the economic recovery in the region, stable overseas demand or a cyclical uptrend.

Year 2000 -- Investment Decisions
   When evaluating current and potential portfolio positions, Year 2000 readiness is one of the factors the Fund's manager considers. The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness. If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the Fund's performance. A further discussion of Year 2000 issues is included in the footnotes to the financial statements, which are included in this report.

   We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,


      /s/ Christina Lam                      /s/ Robert M. DeMichele
      Christina Lam                          Robert M. DeMichele
      Portfolio Manager                      President
      August, 1999                           August, 1999

* 55.20% and (6.09%) are the one year and since commencement (07/03/95) average annual standard total returns, respectively, for the period ended June 30, 1999. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. International investing has special risks, including currency fluctuations and political instability. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

                     Portfolio Summary as of June 30, 1999
                                  (unaudited)
                           [PIE CHART APPEARS HERE]
     ASSET ALLOCATION
Common Stock.............82%
Cash & Cash Equivalents..18%

                           [PIE CHART APPEARS HERE]
    TOP COUNTRY HOLDINGS
Hong Kong................30%
Taiwan...................11%
South Korea.............. 9%
Singapore................ 9%
Malaysia................. 7%
China.................... 6%

                      Top Ten Holdings (28% of Portfolio)

   1. Commerce Asset Holdings -             6. China National Aviation
   Malaysia                                Company, Ltd. - Hong Kong
   2. LG Electronics - South Korea          7. PT Hanjaya Mandala Sampoerna -
   3. Denway Investment , Ltd.- Hong        Indonesia
  Kong                                      8. Compal Electronics, Inc. -
   4. Samsung Fire & Marine Insurance       Taiwan
  Company - South Korea                     9. China Telecom, Ltd. - Hong
   5. Arab Malaysian Finance Bhd -         Kong
   Malaysia                                10. Esprit Holdings, Ltd. - Hong
                                           Kong

Lexington Small Cap Asia Growth Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
June 30, 1999 (unaudited)

 Number of                                                              Value
  Shares                           Security                           (Note 1)
--------------------------------------------------------------------------------
           COMMON STOCKS: 81.6%
           China: 6.1%
 2,400,000 Angang New Steel Company, Ltd..........................   $   358,827
 1,500,000 China Shipping Development Company, Ltd./1/ ...........       346,067
 1,200,000 Zhenhai Refining and Chemical Company, Ltd.............       363,467
                                                                     -----------
                                                                       1,068,361
                                                                     -----------
           Hong Kong: 29.8%
    35,000 Cheung Kong Holdings, Ltd..............................       311,267
   280,000 China Everbright, Ltd./1/ .............................       279,689
 2,500,000 China National Aviation Company, Ltd...................       476,890
   150,000 China Telecom, Ltd./1/ ................................       416,634
   120,000 Citic Pacific, Ltd.....................................       382,801
   420,000 Cosco Pacific, Ltd.....................................       349,160
    81,000 Dao Heng Bank Group, Ltd...............................       363,312
 3,500,000 Denway Investment, Ltd.................................       500,734
   582,000 Esprit Holdings, Ltd...................................       393,821
   758,000 Hengan International Group Company, Ltd./1/ ...........       383,464
   124,000 Hong Kong Telecommunications, Ltd......................       322,042
    10,000 HSBC Holdings, Ltd.....................................       364,756
    42,000 Hutchison Whampoa, Ltd.................................       380,287
   105,000 New World Development Company, Ltd.....................       314,650
                                                                     -----------
                                                                       5,239,507
                                                                     -----------
           Indonesia: 4.6%
   195,000 PT Hanjaya Mandala Sampoern/1/ ........................       447,508
   887,000 PT Tempo Scan Pacific Tbk..............................       370,400
                                                                     -----------
                                                                         817,908
                                                                     -----------
           Malaysia: 6.5%
   399,000 Arab Malaysian Finance Bhd/1/ .........................       483,000
   271,000 Commerce Asset Holdings................................       670,368
                                                                     -----------
                                                                       1,153,368
                                                                     -----------
           Singapore: 9.0%
   156,500 DBS Land, Ltd..........................................       312,546
   100,000 Keppel Corporation.....................................       340,682
    33,000 Overseas Chinese Banking Corporation, Ltd. ............       275,248

 Number of                                                              Value
  Shares                           Security                           (Note 1)
--------------------------------------------------------------------------------
           Singapore (continued):
   77,000  Pacific Century Regional Development, Ltd./1/ .........   $   327,906
   19,000  Singapore Press Holdings, Ltd..........................       323,648
                                                                     -----------
                                                                       1,580,030
                                                                     -----------
           South Korea: 9.1%
   20,500  LG Electronics.........................................       566,757
    4,700  Nong Shim Company, Ltd./1/ ............................       301,703
      710  Samsung Fire & Marine Insurance Company................       499,930
   85,000  Youngone Corporation...................................       227,653
                                                                     -----------
                                                                       1,596,043
                                                                     -----------
           Taiwan: 10.7%
  480,000  China Steel Corporation................................       362,612
  110,000  Compal Electronics, Inc................................       432,521
  150,000  Formosa Plastics Corporation...........................       315,799
  100,000  Taiwan Semiconductor Manufacturing Company.............       382,365
  250,000  United World Chinese  Bank.............................       387,009
                                                                     -----------
                                                                       1,880,306
                                                                     -----------
           Thailand: 5.8%
  210,000  Land & House Public Company, Ltd.......................       381,571
  330,000  National Petrochemical Public Company, Ltd.............       304,280
  110,000  Thai Farmers Bank Public Company, Ltd./1/ .............       340,078
                                                                     -----------
                                                                       1,025,929
                                                                     -----------
           TOTAL INVESTMENTS: 81.6%
            (cost $10,746,077+) (Note 1)..........................    14,361,452
           Other assets in excess of liabilities: 18.4%...........     3,246,226
                                                                     -----------
           TOTAL NET ASSETS: 100.0%
            (equivalent to $7.76 per share
            on 2,269,172 shares outstanding)                         $17,607,678
                                                                     ===========

--------
/1/Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $10,993,810.
                              --------------------
At June 30, 1999, the composition of the Fund's net assets by industry concentration was as follows:

Aerospace............  1.8%
Banking.............. 13.6
Capital Equipment....  6.6
Consumer Durable
 Goods...............  6.1
Consumer Nondurable
 Goods...............  6.4
Electrical &
 Electronics.........  2.2

Energy Sources.......  2.1%
Financial Services...  7.7
Health & Personal
 Care................  2.1
Materials............ 11.1
Merchandising........  1.6
Multi-Industry.......  4.9

Real Estate.............    7.2%
Services................    3.8
Telecommunications......    2.4
Transportation..........    2.0
Other assets............   18.4
Total Net Assets........  100.0%

   The Notes to Financial Statements are an integral part of this statement.

Lexington Small Cap Asia Growth Fund, Inc.
Statement of Assets and Liabilities
June 30, 1999 (unaudited)

Assets
Investments, at value (cost $10,746,077)
 (Note 1)....................................................... $ 14,361,452
Cash............................................................    1,187,210
Foreign currency (cost $607,859)................................      607,955
Receivable for investment securities sold.......................      699,872
Receivable for shares sold......................................    2,527,916
Dividends and interest receivable...............................       20,953
Deferred organization costs, net (Note 1).......................       17,615
                                                                 ------------
   Total Assets.................................................   19,422,973
                                                                 ------------
Liabilities
Due to Lexington Management Corporation (Note 2)................       14,234
Payable for investment securities purchased.....................    1,644,420
Payable for shares redeemed.....................................      116,863
Accrued expenses................................................       39,778
                                                                 ------------
   Total Liabilities............................................    1,815,295
                                                                 ------------
Net Assets (equivalent to $7.76 per share on 2,269,172 shares outstanding) (Note 3).......................................... $ 17,607,678
                                                                 ============
Net Assets consist of:
Capital stock -- authorized 1,000,000,000 shares, $.001 par
 value per share................................................ $      2,269
Additional paid-in-capital......................................   27,479,914
Accumulated net investment loss.................................      (59,292)
Accumulated net realized loss on investments and foreign
 currency transactions..........................................  (13,445,458)
Unrealized appreciation of investments and foreign currency
 translation of other assets and liabilities....................    3,630,245
                                                                 ------------
   Total Net Assets............................................. $ 17,607,678
                                                                 ============

Lexington Small Cap Asia Growth Fund, Inc.
Statement of Operations
Six months ended June 30, 1999 (unaudited)

Investment Income
 Dividends............................................. $  150,417
 Interest..............................................     15,597
                                                        ----------
                                                           166,014
 Less: foreign tax expense.............................     15,184
                                                        ----------
 Total investment income...............................             $  150,830
Expenses
 Investment advisory fee (Note 2)......................     82,243
 Transfer agent and shareholder servicing expenses
  (Note 2).............................................     23,767
 Registration fees.....................................     15,780
 Printing and mailing expenses.........................     15,543
 Professional fees.....................................     12,941
 Custodian expenses....................................     12,328
 Directors' fees and expenses..........................      8,636
 Accounting expenses (Note 2)..........................      6,985
 Amortization of deferred organization costs (Note 1)..      5,745
 Computer processing fees..............................      3,267
 Other expenses........................................      7,785
                                                        ----------
 Total expenses........................................    195,020
 Less: expenses recovered under contract with invest-
  ment adviser (Note 2)................................     30,564     164,456
                                                        ----------  ----------
 Net investment loss...................................                (13,626)
Realized and Unrealized Gain (Loss) on Investments
 (Note 4)
Net realized gain (loss) on:
 Investments...........................................    331,443
 Foreign currency transactions.........................    (87,390)
                                                        ----------
   Net realized gain...................................                244,053
Net change in unrealized
 appreciation of:
 Investments...........................................  2,806,950
 Foreign currency translation of other assets and lia-
  bilities.............................................     14,834
                                                        ----------
   Net change in unrealized appreciation...............              2,821,784
                                                                    ----------
Net realized and unrealized gain.......................              3,065,837
                                                                    ----------
Increase in Net Assets Resulting from Operations.......             $3,052,211
                                                                    ==========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Small Cap Asia Growth Fund, Inc.
Statements of Changes in Net Assets

                                             Six months ended
                                              June 30, 1999      Year  ended
                                               (unaudited)    December 31, 1998
                                             ---------------- -----------------
Net investment loss.........................   $    (13,626)    $    (30,606)
Net realized gain (loss) from investments
 and foreign currency transactions..........        244,053      (11,168,364)
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currency translation.......................      2,821,784        8,154,959
                                               ------------     ------------
  Net increase (decrease) in net assets re-
   sulting from operations..................      3,052,211       (3,044,011)
Increase (decrease) in net assets from
 capital share transactions
 (Note 3)...................................     (3,722,224)       7,454,840
                                               ------------     ------------
  Net increase (decrease) in net assets.....       (670,013)       4,410,829
Net Assets:
 Beginning of period........................     18,277,691       13,866,862
                                               ------------     ------------
 End of period (including accumulated net
  investment loss of $59,292 and $45,666, in
  1999 and 1998, respectively)..............   $ 17,607,678     $ 18,277,691
                                               ============     ============

  The Notes to Financial Statements are an integral part of these statements.

Lexington Small Cap Asia Growth Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998

1.Significant Accounting Policies
Lexington Small Cap Asia Growth Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation through investment in common stocks and equivalents of companies domiciled in the Asia region with a market capitalization of less than $1 billion. The Fund commenced operations on July 3, 1995. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Investments Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

   Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There were no forward foreign currency contracts outstanding at June 30, 1999.

   Financial Futures The Fund may invest in financial futures contracts in order to gain exposure to, or protect against market fluctuation. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The

Lexington Small Cap Asia Growth Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)

1.Significant Accounting Policies (continued)
Financial Futures (continued) amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 1999, there were no financial futures contracts outstanding.

   Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

   Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

   Deferred Organization Expenses Organization expenses aggregating $67,351 have been deferred and are being amortized on a straight-line basis over five years. At June 30, 1999, the amount remaining to be amortized was $17,615.

   Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.Investment Advisory Fee and Other Transactions with Affiliate
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the rate of 1.25% of average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Crosby Asset Management (US), Inc. ("Crosby") under which Crosby provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Crosby, LMC pays Crosby a monthly sub-advisory fee at the annual rate of 0.625% of the Fund's average daily net assets. For 1999, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average net assets. Total reimbursement was $30,564 for the six months ended June 30, 1999, and is set forth in the statement of operations.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $13,600, which are incurred by the Fund, but paid by LMC.

Lexington Small Cap Asia Growth Fund, Inc.
Notes to Financial Statements
June 30, 1999 (unaudited) and December 31, 1998 (continued)


3.Capital Stock
Transactions in capital stock were as follows:

                               Six months ended
                                 June 30, 1999              Year ended
                                  (unaudited)            December 31, 1998
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
                              ------       ------       ------       ------
Shares sold...............   2,756,581  $ 18,168,577   6,292,082  $ 37,640,881
Shares issued on reinvest-
 ment of dividends........      --           --           --           --
                            ----------  ------------  ----------  ------------
                             2,756,581    18,168,577   6,292,082    37,640,881
Shares redeemed...........  (3,701,418)  (21,890,801) (5,043,321)  (30,186,041)
                            ----------  ------------  ----------  ------------
Net increase (decrease)...    (944,837) $ (3,722,224)  1,248,761  $  7,454,840
                            ==========  ============  ==========  ============

4.Investment Transactions
The cost of purchases and proceeds from sales of securities for the six months June 30, 1999, excluding short-term securities, were $12,143,745 and $17,293,015, respectively.

At June 30, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $3,694,940 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $64,695.

5.Investment and Concentration Risks
The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

   Year 2000 Compliance Risk The Fund seeks to ensure that the operating and processing systems of the companies in which it invests will continue to function when the Year 2000 arrives. However, the risk exists that one or more of these companies may not be adequately prepared for the Year 2000 which could have a material impact on the company itself and on the Fund's investment in that company.

In addition to the risks described above, risks may arise from forward foreign currency contracts as the result of the potential inability of counterparties to meet the terms of their contracts.

Lexington Small Cap Asia Growth Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                                                                          July 3, 1995
                                                                          (commencement
                          Six months ended  Year ended December 31,     of operations) to
                           June 30, 1999   ---------------------------    December 31,
                            (unaudited)      1998      1997     1996          1995
                          ---------------- --------  --------  -------  -----------------
Net asset value, begin-
 ning of period.........       $ 5.69        $ 7.06    $12.24   $ 9.76        $10.00
                               ------        ------    ------   ------        ------
Income (loss) from
 investment operations:
 Net investment income
  (loss)................        (0.01)        --        (0.05)   (0.05)         0.02
 Net realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions..........         2.08         (1.37)    (5.13)    2.54         (0.24)
                               ------        ------   -------   ------       -------
Total income (loss) from
 investment operations..         2.07         (1.37)    (5.18)    2.49         (0.22)
                               ------        ------   -------   ------       -------
Less distributions:
 Distributions from net
  investment income.....        --            --        --       --            (0.02)
 Distributions in excess
  of net investment
  income (temporary
  book-tax difference)..        --            --        --       (0.01)        --
                              -------       -------   -------  -------       -------
Net asset value, end of
 period.................       $ 7.76        $ 5.69    $ 7.06   $12.24        $ 9.76
                               ======        ======    ======   ======        ======
Total return............       86.95%*     (19.41)%  (42.32)%   25.50%       (4.39)%*
Ratio to average net as-
 sets:
 Expenses, before
  reimbursement or
  waivers...............        2.96%*        2.86%     2.30%    2.64%         3.51%*
 Expenses, net of
  reimbursement or
  waivers...............        2.50%*        2.50%     2.30%    2.42%         1.75%*
 Net investment loss,
  before reimbursement
  or waivers............      (0.67)%*      (0.57)%   (0.32)%  (0.86)%       (1.24)%*
 Net investment income
  (loss)................      (0.21)%*      (0.21)%   (0.32)%  (0.64)%         0.52%*
Portfolio turnover
 rate...................      197.83%*      193.48%   187.41%  176.49%        40.22%*
Net assets, end of
 period (000's
 omitted)...............      $17,608       $18,278   $13,867  $23,796        $8,936

--------
* Annualized.

Lexington
Small Cap Asia Growth Fund, Inc.

Investment Adviser
----------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser
----------------------------------------
CROSBY ASSET MANAGEMENT (US), INC.
32/F Asia Pacific Finance Tower
Citibank Plaza
3 Garden Road, Central
Hong Kong

Distributor
---------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


    All shareholder
    requests for
    services of any
    kind should be sent
    to:

    Transfer Agent
   ---------------------
    STATE STREET BANK AND
    TRUST COMPANY
    c/o National Financial Data Services
    330 West Ninth Street
    Kansas City, Missouri 64105

    Or call toll free:
    Service and Sales:
    1-800-526-0056
    24 Hour Account Information:
    1-800-526-0052


  www.lexingtonfunds.com

-------------------------------------------

(800) 526-0052

"LEXLINE"
24 hour toll-free telephone access to your
Lexington Fund account
Price/Yield . Account Balances . Exchanges .
Last Transactions . Total Return . Duplicate Statements
--------------------------------------------------------

This report has been prepared for the information of the shareholders ofLexington Small Cap Asia Growth Fund,
Inc. and is authorized for distributionto the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

LEX286-SAR6/99

                                  LEXINGTON
                                  SMALL CAP
                                  ASIA GROWTH
                                  FUND,INC.
                   -----------------------------------------
                     Seeks long-term capital appreciation
                   through investment in companies domiciled
                       in the Asia Region with a market
                    capitalization of less than $1 billion.
                   -----------------------------------------

                              Semi-Annual Report
                                 June 30, 1999


                              The Lexington Group
                                  of No-Load
                            Investment Companies


                       [LOGO OF LEXINGTON APPEARS HERE]